Exhibit 4.4

FUNDING AGREEMENT

In consideration of the Owner’s deposit under the terms hereof (this “Contract”), Protective Life Insurance Company (“Protective”) agrees to make payments under this Contract in accordance with and subject to its terms and issues this Contract to:

Protective Life Secured Trust 2003-1
(the “Owner”)

This Contract will be construed according to the laws of the State of Delaware.  The following Sections will be incorporated into and form a part of this Contract:

Section I: Definitions

Section II: Deposit, Establishment of Funding Account & Specified Currency

Section III: Contract Type

☒ Section III-A: Fixed Rate Contract Terms		☐ Section III-B: Floating Rate Contract Terms

☐ Section III-C: Amortizing Contract Terms		☐ Section III-D: Discount Contract Terms

Section IV: General Provisions

Riders: ☐ Rider A: Survivor’s Option		☐ Rider B: Redemption Provisions

☐ Rider C: Repayment Options

Contract Number: GA 1847		Effective Date: November 24, 2003

Related Series of Notes: 2003-1

The Protective Life Secured Trust specified above c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001		Protective Life Insurance Company P.O. Box 2606 Birmingham, Alabama 35202

By:	Wilmington Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Janel R. Havrilla	By:	/s/ Judy Wilson
Senior Vice President

Attest:	/s/ Kathleen A. Pedelini	Attest:	/s/ Michael Miyagishima

THIS IS A LEGAL CONTRACT
READ YOUR CONTRACT CAREFULLY

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SECTION I

Definitions

“Business Day” means (i) any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York, (ii) for purposes of interest determination dates for LIBOR Contracts only, any day on which dealings in deposits in U.S. Dollars are transacted, or with respect to any future date are expected to be transacted, in the London interbank market, (iii) for Contracts that are denominated in a Foreign Currency other than Euros, any day that, in the Principal Financial Center of the country of the Foreign Currency, is not a day on which banking institutions generally are authorized or obligated by law to close, and (iv) for Contracts that are denominated in Euros, a day on which the TARGET System is open.

“Calculation Agent” means the institution appointed as calculation agent for the purposes of the Notes in accordance with the Indenture and, if applicable, named as such in the relevant Pricing Supplement.

“Deposit” has the meaning set forth in Section II.A.of this Contract.

“Effective Date” shall be the date set forth on the face of this Contract.

“Event of Default” has the meaning set forth in Section IV.A of this Contract.

“Exchange Rate Agent” means the institution appointed as Exchange Rate Agent as specified in the Related Series of Notes.

“Foreign Currency” means a Specified Currency other than U.S. dollars.

“Funding Account” has the meaning set forth in Section II.B of this Contract.

“Indenture” means the Indenture, dated the date specified in the Omnibus Instrument, between the Trust and The Bank of New York, as indenture trustee,

“Initial Period” has the meaning set forth in Section III-D.F of this Contract.

“Interest Payment Dates” has the meaning set forth in the Related Series of Notes.

“Interest Period” has the meaning set forth in Section III-B.D.

“Interest Reset Date” has the meaning set forth in the Related Series of Notes.

“Issue Price” has the meaning set forth in Section III-D.D.

“LIBOR Notes” means Notes that bear interest based on LIBOR (as defined in the Notes).

“Maturity Date” means the date as specified in this Contract on which the Funding Account becomes due and payable as herein provided, whether at the Stated Maturity Date or by declaration of acceleration or otherwise.

“Notes” means the Related Series of Notes related to this Contract.

“Original Agreement” has the meaning set forth in Section IV.K of this Contract.

“Specified Currency” has the meaning set forth in the Related Series of Notes.

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“Stated Maturity Date” means the date specified in this Contract as the fixed date on which the principal of this Contract or such installment of interest is due and payable.

“Supplemental Agreement” has the meaning set forth in Section IV.K of this Contract.

“Tax Event” has the meaning set forth in Section IV.J of this Contract.

“Trust Agreement” means that certain Trust Agreement, declaring and establishing the Trust, as may be amended, modified or supplemented from time to time.

“Trust Beneficial Interest” has the meaning set forth in the Trust Agreement.

“Trust Beneficial Owner” means AMACAR Pacific Corp.

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture or the Notes.

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SECTION  II

Deposit, Establishment of Funding Account & Specified Currency

A.            Deposit:   On the Effective Date, the amount of $450,000,015.00 denominated in United States dollars will be deposited under this Contract (the “Deposit”).  The Deposit is equal to the sum of (i) the net proceeds of the sale of the Notes (ii) the proceeds from the sale of the related Trust Beneficial Interest to the Trust Beneficial Owner and (iii) other amounts contributed by Protective as reimbursement of the Owner’s selling expenses.

B.            Funding Account:   Upon receipt of the Deposit, Protective will create a bookkeeping account (the “Funding Account”) to be set up under this Contract. At the end of any day the amount of the Funding Account shall be equal to the Deposit plus accrued but unpaid interest to such date (credited daily), less any amounts of the Deposit withdrawn under this Contract. In connection with Discount Contracts, at the end of any day the amount of the Funding Account shall be equal to the Deposit, plus accrual of discount to such date, plus accrued interest (if any) to such date, less any amounts of the Deposit withdrawn under this Contract.  On the Effective Date, the beginning value of the Funding Account shall equal the Deposit.

C.            Wire Instructions:   Funds will be wired to Protective according to the following instructions:

Bank:	AmSouth Bank
Birmingham, Alabama
ABA:	062000019
Account Number:	17 442 613
Account Name:	Protective Life Insurance Company
GIC Depository Account
Credit To:	GA 1847

D.            Currency:  The Deposit shall be made by the Owner in the Specified Currency.  Payments made on this Contract shall be made to the Owner in the Specified Currency.

E.              Availability of Currency:   If payment hereon is required to be made in a Foreign Currency and such currency is unavailable to Protective for making payments thereof due to the imposition of exchange controls or other circumstances beyond Protective’s control, or is no longer used by the government of the country which issued such currency or for the settlement of transactions by public institutions of or within the international banking community, then Protective will be entitled to make payments with respect hereto in U.S. dollars until such Foreign Currency is again available or so used.  The Exchange Rate Agent shall notify Protective, in writing, (i) of the rate at which the amount so payable on any date in such Foreign Currency shall be converted into U.S. dollars or (ii) that Protective is entitled to make payments in U.S. dollars.  Any payment in respect hereof made pursuant to this Section II.E in U.S. dollars will not constitute an Event of Default.

If the official unit of any component currency of a composite currency is altered by way of combination or subdivision, the number of units of that currency as a component shall be divided or multiplied in the same proportion.  If two or more component currencies are consolidated into a single currency, the amounts of those currencies as components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency.  If any component currency is divided into two or more currencies, the amount of that original component currency as a component shall be replaced by amounts of such two or more currencies having an aggregate value on the date of division equal to the amount of the former component currency immediately before such division.

In the event of an official redenomination of the Specified Currency (including, without limitation, an official redenomination of any such currency that is a composite currency), the obligations of Protective

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to make payments in or with reference to such currency shall, in all cases, be deemed immediately following such redenomination to be obligations to make payments in or with reference to that amount of redenominated currency representing the amount of such currency immediately before such redenomination.  In no event shall any adjustment be made to any amount payable hereunder as a result of (1) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated) or (2) any change in the value of the specified currency relative to any other currency due solely to fluctuations in exchange rates.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion (except to the extent expressly provided herein that any determination is subject to approval by Protective) and, in the absence of manifest error, shall be conclusive for all purposes and binding on Protective and the Trust, and the Exchange Rate Agent shall have no liability therefor.

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SECTION  III-A

Fixed Rate Contract Terms

A.            Interest Rate:  The interest rate payable under this Contract is 3.70% per annum.

B.            Day Count Convention:  Unless otherwise specified in the Notes, interest will be computed on the basis of a 360-day year of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed.

C.            Interest Payment Dates:  Shall be as set forth in the Notes and payment of interest shall be made in accordance with the Business Day Convention specified in the Notes.

D.            Interest Payments:  On each Interest Payment Date, adjusted if applicable, Protective will pay to the Owner the interest accrued from the last Interest Payment Date or, in the case of the first Interest Payment Date, from the Effective Date, up to but not including the current Interest Payment Date.  Interest on the Deposit shall accrue from and including the Effective Date to but excluding the Maturity Date.

E.              Stated Maturity Date:  Shall be as set forth in the Notes and payment of principal shall be made in accordance with the Business Day Convention specified in the Notes.

F.              Termination:  On the Stated Maturity Date, Protective will pay to the Owner the amount of the Funding Account, unless the Funding Account becomes due and payable prior to the Stated Maturity Date whether, as applicable, by the declaration of acceleration of maturity, redemption by Protective, notice of the Owner’s option to elect repayment or otherwise (the Stated Maturity Date or any date prior to the Stated Maturity Date on which this Contract becomes due and payable, as the case may be, is referred to as the “Maturity Date” with respect to the Funding Account repayable on such date).

G.            Sinking Fund:  None

H.            Additional/Other Terms:  None

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SECTION  IV

General Provisions

A.            Events of Default:  Upon the occurrence and continuation of an Event of Default, as defined hereunder, the Owner shall have the right, in addition to any other rights and remedies it may have at law or in equity, to accelerate and demand immediate payment of the Funding Account.  Each of the following events shall constitute an Event of Default under this Contract:

1.               failure by Protective to make any payment of principal when due, subject to any provisions to the contrary in this Contract, which failure to pay principal continues for one Business Day, and failure to make any payment of interest when due, which failure to pay interest, subject to any provisions to the contrary in this Contract, continues for five Business Days, following the receipt by Protective of written notice thereof from the Owner; or

2.               a court or agency of supervisory authority having jurisdiction in respect of Protective has instituted a proceeding or entered a decree or order for the appointment of a receiver or liquidator in any insolvency, rehabilitation, readjustment of debt, marshaling of assets and liabilities or similar arrangements involving Protective or all or substantially all of its property, or for the winding up or liquidation of its affairs; or

3.               any other Event of Default set forth on Schedule A.

B.            The Obligation of Protective:   This Contract is an unconditional obligation of Protective.  Protective will make payments hereunder without counterclaim, subrogation or set off by Protective against amounts due and owing to Protective by the Owner, or any other person, under any other contract. The foregoing will not constitute a waiver of any rights that Protective may have against the Owner or any other person. Protective will not pay under this Contract any amounts in excess of deposits received hereunder and interest accrued thereon.

C.            Entire Contract:  This Contract (along with any amendments agreed upon in writing and executed by the parties) is the entire contract between the parties.  The Owner’s statements will be deemed representations and not warranties.  Any amendment, change, or waiver of any provision of this Contract must be in writing and signed by Protective’s President or Vice President.  Protective may rely on any action taken or omitted by the Owner under this Contract.  The Owner will name its representatives who may act for it.

D.            Persons to Receive Payments:  Protective has no duty to inquire as to the authority of any payee to receive payments under this Contract.

E.              Owner:  The Owner, by signing this Contract, represents that it has full authority and power to enter into this Contract.  The Owner represents that actions taken under this Contract by the Owner will conform with applicable law. Protective is not liable for its good faith reliance upon any actions by the Owner which do not conform to applicable law.

F.              Protective:  Protective represents and warrants that this Contract has been duly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of it enforceable against it in accordance with the terms hereof, except (i) as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law and (ii) that no representation or warranty is made with respect to the enforceability of this Contract to the extent that the source of the funds used by the Owner to purchase this Contract renders such funds, or any property or investment acquired with such funds, subject to governmental seizure or other penalty under the USA Patriot Act of 2001, as amended, or any other law, rule or regulation, relating to money laundering, terrorist financing or other illegal activities.

G.            Transfer:  Other than any assignment, transfer, pledge, hypothecation or sale of this Contract in accordance with the terms of the Indenture, the Owner may not assign, transfer, hypothecate or sell this Contract without the consent of Protective.  Protective will maintain a record of ownership of this Contract as part of its books and records. Notwithstanding anything in this Contract to the contrary, no transfer or assignment of an interest in this Contract or any right to receive payments of principal or interest under this Contract will be effective until Protective has changed its books and records to reflect the transfer or assignment.

H.            Tax Forms:  On or prior to the Effective Date, the Owner will provide to Protective a duly executed and properly completed IRS Form W-9, W-8BEN, W-8ECI or W-8IMY (together with all appropriate attachments) (or other appropriate form).  The Owner will from time to time update any such forms as necessary and, in the case of any sale or assignment of an interest in this contract, the transferee or assignee will provide such forms to Protective on or prior to such transfer or assignment.

I.                 Agreed Tax Treatment:  Protective and the Owner (and each transferee or assignee) agree to treat this Contract as debt of Protective for U.S. federal, state and local income and franchise tax purposes.

J.              Withholding Tax Treatment and Early Termination:

1.               All amounts due in respect of this Contract will be made free and clear of any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law.  Protective will not pay any additional amounts to the Owner (or any transferee or assignee) in respect of any such withholding or deduction, and any such withholding or deduction will not give rise to an Event of Default or any independent right or obligation to redeem this Contract.

2.               If there is a Tax Event (as defined below), Protective may with written notice redeem this Contract prior to its scheduled Stated Maturity Date at the Redemption Price (defined below) together with all accrued but unpaid interest to the date fixed for redemption (if any).  Protective may redeem this Contract pursuant to this Section IV.J.2 by giving not less than thirty (30) days and no more than seventy-five (75) days prior written notice to the Owner.  For purposes of this Section IV.J.2, “Tax Event” means that Protective shall have received an opinion of independent legal counsel stating in effect that as a result of (x) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefor or therein or (y) any amendment to, or change in, an interpretation or application of any such laws or regulations by any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the date hereof, there is more than an insubstantial risk that (i) the Owner is, or will be within 90 days of the date thereof, subject to U.S. federal income tax with respect to interest accrued or received on this Contract or (ii) the Owner is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges.  For purposes of this Section IV.J, “Redemption Price” means the balance of the Funding Account as of the date of redemption.

K.            Notices; Statements; Wiring Instructions: Communications between the Owner and Protective will be in writing to the addresses shown below.  Each may change its address by written notice to the other party.

If to the Owner:	If to Protective:

The Protective Life Secured Trust specified in this Contract	Protective Life Insurance Company 111 North First Street, Suite 209
c/o Wilmington Trust Company	Burbank, CA 91502-1864
Rodney Square North	Telephone: 818/729-1900
1100 North Market Street	Facsimile:818/729-1800
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Department
Telephone: 302/636-6000
Facsimile:302/636-4140

And to:	With a copy to:

AMACAR Pacific Corp.	Protective Life Insurance Company
6525 Morrison Boulevard	Attn: Legal Department
Suite 318	P.O. Box 2606
Charlotte, North Carolina 28211	Birmingham, AL 35202
Attention: Douglas K. Johnson	Telephone: 800/627-0220
Facsimile: 205/268-5516

By the tenth day of the month Protective will provide to the Owner a statement of activity in the Funding Account for the prior month.

Unless otherwise stated, references to dollars and cents in this Contract refer to the currency of the United States of America.  Unless otherwise stated, all payments by Protective will be made by wire transfer of immediately available funds to the following account:

Bank:	The Bank of New York
ABA:	021-000-018
TAS Account:	294419
RE:	Protective Life Secured Trust 2003-1 – Millie Cicero

Protective agrees that the foregoing instructions identify a satisfactory payee and that unless otherwise instructed by the Owner it will make payments in accordance with such instructions.

L.             Invalidity of Provisions: If any provision of this Contract is invalid, the rest of the Contract will remain valid.

M.          Non-Waiver: Either party can delay enforcing its rights under this Contract without losing them.  The fact that either party waives its rights in one instance does not mean that it will waive them in other instances.

SCHEDULE A

Additional Events of Default

Not Applicable